UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2011

Smith & Wesson Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-31552	87-0543688
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Roosevelt Avenue Springfield, Massachusetts	01104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 331-0852

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Report on Form 8-K of Smith & Wesson Holding Corporation (the “Company”) amends the Company’s Report on Form 8-K dated September 13, 2011, originally filed with the Securities and Exchange Commission on September 13, 2011 (the “Original Filing”). The Company is filing this Amendment No. 1 to include as Exhibit 99.1 a new version of the powerpoint presentation, which has been revised to correct an inadvertent error in the estimated revenue range for fiscal 2012 in the powerpoint presentation filed as Exhibit 99.1 in the Original Filing. This Amendment No. 1 continues to speak as of the date of the Original Filing, and the Company has not updated the disclosures contained therein to reflect any events that occurred at a date subsequent to the filing of the Original Filing.

Item 7.01. Regulation FD Disclosure.

We are furnishing this Current Report on Form 8-K in connection with the disclosure of information, in the form of the textual information from a powerpoint presentation to be given at meetings with institutional investors. This information may be amended or updated at any time and from time to time through another Form 8-K, a later company filing, or other means. The powerpoint presentation attached as Exhibit 99.1 to this Current Report on Form 8-K updates and replaces in its entirety all prior powerpoint presentations filed by us, including the powerpoint presentation filed as Exhibit 99.1 to the Current Report on Form 8-K dated February 10, 2011, which was filed with the Securities and Exchange Commission on February 10, 2011.

The information in this Current Report on Form 8-K (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in the Report that is required to be disclosed solely by Regulation FD.

We do not have, and expressly disclaim, any obligation to release publicly any updates or any changes in our expectations or any change in events, conditions, or circumstances on which any forward-looking statement is based.

The text included with this Report on Form 8-K is available on our website located at www.smith-wesson.com, although we reserve the right to discontinue that availability at any time.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Shell Company Transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Exhibits

99.1	Revised Smith & Wesson presentation dated September 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITH & WESSON HOLDING CORPORATION

Date: September 14, 2011

By: /s/ Ann B. Makkiya
Ann B. Makkiya
Vice President, Secretary, and Corporate Counsel

EXHIBIT INDEX

99.1	Revised Smith & Wesson presentation dated September 2011.